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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): June 26, 2001


                       SECURITY ASSET CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File No. 000-29039


           Nevada
(State or Other Jurisdiction                               95-4729666
     of Incorporation)                         (IRS Employer Identification No.)

                                  701 B Street
                           San Diego, California 92101
                                 (619) 232-9540




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Previous Independent Accountants

                  (i) On June 26, 2001, PANNELL KERR FORSTER (PKF), the registrant's certifying accountants, notified our company that the client-auditor relationship between Security Asset Capital Corporation and its subsidiaries and PKF had ceased.

                  (ii) The Registrant's Board of Directors accepted PKF's notification.

                  (iii) The reports of PKF on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2000 include a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern.

                  (iv) During the Registrant's two most recent fiscal years and through the date of this report, there have been no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PKF would have caused PKF to make reference thereto in their report on financial statements.

                  (v) During the two most recent fiscal years and through March 31, 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

                  (vi) The Registrant has requested that PKF furnish it with a letter addressed to the Securities and Exchange Commission stating whether PKF agrees with the above statements.

         (b)      New independent accountants

         (i) The Registrant has initiated the process of selecting new independent accountants and expects to announce the results of its selection process shortly.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 9, 2001                     Security Asset Capital Corporation


                                        By: /s/ David Walton
                                            -----------------------------------
                                            David Walton
                                            Chief Executive Officer